UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CENTURYLINK, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 22, 2019.
Meeting Information Meeting Type: Annual Meeting For holders as of: March 28, 2019 Date: May 22, 2019 Time: 10:00 AM CDT
CENTURYLINK, INC.

	Location:	CenturyLink Auditorium CenturyLink Headquarters
100 CenturyLink Drive
Monroe, LA 71203

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Elect 13 directors.

	1a.	Martha H. Bejar

	1b.	Virginia Boulet

	1c.	Peter C. Brown

	1d.	Kevin P. Chilton

	1e.	Steven T. Clontz

	1f.	T. Michael Glenn

	1g.	W. Bruce Hanks

	1h.	Mary L. Landrieu

	1i.	Harvey P. Perry

	1j.	Glen F. Post, III

	1k.	Michael J. Roberts

	1l.	Laurie A. Siegel

	1m.	Jeffrey K. Storey

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.	Ratify the appointment of KPMG LLP as our independent auditor for 2019.

3.	Amend our Articles of Incorporation to increase our authorized shares of common stock.

4.	Ratify our NOL Rights Plan.

5.	Advisory vote to approve our executive compensation.

The Board of Directors recommends you vote AGAINST proposal 6.

6.	Shareholder proposal regarding our lobbying activities, if properly presented at the meeting.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If you plan to attend the meeting and would like directions, please visit our website, http://ir.centurylink.com.

Voting Instructions